Investor Presentation


Weinan
Hanzhong

China HGS Real Estate Inc.

(OTC BB: CAHS)

December 2009

中国汉广厦
CHINA HGS

Forward Looking Statement

CAUTIONARY STATEMENT REGARDING FORWARD - LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements and therefore refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. The forward-looking statements contained in this presentation are made only as of this date and CAHS is under no obligation to revise or update these forward-looking statements.

中国汉广厦 CHINA HGS

Equity Snapshot

OTC BB Listed:	CAHS
Share Price (12/09/2009)	$1.66
52 Week Range	$0.02 - $2.00
Market Cap	$74.3Million
Shares Outstanding:	45.1 Million
Revenue*:	$22.2 Million
Net Income*:	$8.3 Million
P/E*:	9.0x
Revenue**:	$38.5 Million
Net Income**:	$12.4 Million

* For twelve months ending December 31, 2008

** For twelve months ending December 31, 2009

Investment Highlights

- Rapidly growing real estate market in the tier II and tier III cities in China
- Strong project pipelines under development and planning with 398,438 GFA
- Largest property developer in Hanzhong (3.8 m population)
- Standardized, scalable model that emphasizes rapid asset turnover, efficient capital management and strict cost control
- Experienced management team
- Strong financial position



中国汉广厦 CHINA HGS

Company Overview

Business Overview

- No.1 real estate developer with 47% market share in Hanzhong, a third-tier city in Shaanxi province with 3.8 million population
- Real estate properties offered include: multi-layer, sub-high-rise, and high-rise apartment buildings
- A majority of recent projects completed with gross margin of over 50% and net margin of over 35%
- 2 million ㎡ developed since 1995
- 150,000 ㎡ of average annual area developed in the past 14 years
- National grade II real estate qualification
- 87 full time employees as of August 2009

Goal: To become the leading residential property developer focused on China's Tier III cities

Spun off its subsidiary, Dalian Holding Corp, which owns DaLian Runze Chemurgy Co., Ltd.	Sept 2009
Became public and listed on OTCBB under ticker symbol "CAHS"	August 2009
A branch company in Yangxian was established	2008
Shaanxi Guangsha Investment and Development Group Co., Ltd. was registered with RMB160.7 million	2007
A branch company in Weinan was established	2001
Registered capital increased to RMB 30.1 million	2000
Hanzhong Guangsha Real Estate Development Co., Ltd. was founded with a registered capital of RMB 2.1 million	1995

Corporate Structure


China HGS Real Estate Inc.
(CAHS)
100%
China HGS Investment Inc. (A Delaware Company)
Outside China
Inside China
100%
Shaanxi Hanguangsha Management and Consultation Limited Company
(Shaanxi HGS)
Contractual VIE Agreement (1)
Shaanxi Guangsha Investment and Development
Group Co., Ltd. (VIE)
Entrusted
Management
Agreement
Mr. Xiaojun Zhu
CEO of Shaanxi
Guangsha Investment

Promising Real Estate Opportunity in Tier II and Tier III cities

- Increasing urbanization rate drives demand for real estate
- Less significant and small-scale property bubble in tier II and tier III cities relative to tier I cities
- Stable growth in resident disposable income boost demand for real estate
- Significantly less competition in tier III cities



Percentage of urban population in China's total population
Percentage(%)
50
40
30
20
10
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
Year



Stable growth
Rapid development
3267
4000
8000
Per capital GDP（USD）

Urban population expected to increase from 43% to 47% by 2010

Note: 3267 US dollars is per capita GDP in China in 2008.

Source: State Statistical Bureau, the 11th Tenth Five-Year Plan

Hanzhong's Geographic Significance




Weinan
Hanzhong

- ✓ Located in the southwestern part of Shaanxi Province, Hangzhong is historically a strategic passageway liking northwest to southwest
- ✓ Located in the southeastern part of Shaanxi Province, Weinan the "Eastern Gate" connecting northwest to central China

Hanzhong – Culture Center in Central China

GDP (Hundred Million RMB)


Compounded Annual Growth Rate ≈14.1%
400
350
300
250
200
150
100
50
0
163.44
192.94
218.58
246.79
291.21
352.61
2001
2002
2003
2004
2005
2006
2007
2008

Average Disposable Income


Compounded Annual Growth Rate ≈12.5%
12000
10000
8000
6000
4000
2000
0
4440
4850
5184
5748
6257
6925
8209
10155
2001
2002
2003
2004
2005
2006
2007
2008

Population (Ten Thousand)


Compounded Annual Growth Rate ≈0.4%
369.5
370.44
2001
2002
2003
2004
2005
2006
2007
2008

Investment in Real Estate (Hundred Million RMB)


Compounded Annual Growth Rate ≈17.6%

Source: *Shaanxi Statistical Bureau*

中国汉广厦
CHINA HGS

Systematic & Standardized Project Development Process

Land Acquisition Process

Opportunity Identification
- Strategic Planning
- Geographic and Market analysis
- Auction Opportunity Study

Initial Planning
- Feasibility
- Preliminary design
- Costing and Financial evaluation

Land Acquisition
- Financial projection
- Internal approval
- Biding process

Project Planning & Design
- Architectural & engineering design
- Design management
- Arrange Financing

Project Construction & Management
- Construction
- Construction supervision
- Quality Control
- Completion Inspection
- Landscaping & fixture installation

Pre-sale, sale & Marketing
- Pre-sale
- Customer financing

After-sale, Service
- Registration assistance
- Feedback collection
- Advertising
- Property management
- Heating System

A systematic and standardized process to project development, which is implemented through several well-defined phases

Completed Projects

	Location	Type of Projects	Completion Date	Total GFA* (sq m)	Gross Margin
Completed Projects					
Weinan Lijing Garden - Project I	Weinan	Multi-layer	April 2005	44,373	49.3%
Weinan Lijing Garden - Project II	Weinan	Multi-layer	December 2006	55,390	50.5%
Weinan Lijing Garden - Project III	Weinan	Multi-layer	June 2008	3,964	52.8%
Total				103,727	


广厦丽景花园



All data as of December 31, 2008

* The amounts for "total GFA" in this table are the amounts of total saleable residential GFA

中国汉广厦 CHINA HGS

Under Construction and Planned Projects

	Location	Type of Projects	Expected Completion Date	Total GFA* (sq m)	% of Units Sold
Projects under Construction					
Yang Xian	Yang County	M	December 2010	72,476	8.8%
Nan Da Street	Hanzhong City	M/S	December 2010	21,950	62.5%
Mingzhu Real Estate	Hanzhong City	M/S/H	December 2010	37,015	100%
Subtotal				131,441	26.1%
Projects under Planning					
Yang Xian Project IV	Yang County	M/S/H		246,471	0.0%
Nan Da Street Project II	Hanzhong City	M/S/H		20,526	0.0%
Subtotal				266,997	0.0%
Total				398,438	8.5%

All data as of December 31, 2008

- The amounts for "total GFA" in this table are the amounts of total saleable residential GFA
- M = Multi-layer ; S = Sub-high-rise; H = High-rise

Competition

- Dominant residential real estate development company in Hanzhong
- Primary competitors include local and regional property developers
- No direct competition from the increasing number of large national players in Tier II cities as HGS focuses on small to medium-size projects



Big 5 Real Estate Investors in Hanzhong, 2008 (Investment)
35000
30000
25000
20000
15000
10000
5000
0
30300
26646
5416
4273
3950
GS
WB
SJ
JX
WJ

(in Ten Thousand RMB)

WB- Wanbang Real Estate

中国汉广厦 CHINA HGS

Competitive Strengths

High Standard Quality Control	• Recognized as "AAA Enterprise in Shaanxi Construction Industry" by Credit Association of Agricultural Bank of China, Shaanxi Branch • Disciplined bidding process • Senior management closely supervises management and planning process
Land Acquisition Strategy	Forward looking land acquisition strategy focuses on locations with promising development potential
Leading Market Position	Captures over 80% of the resident real estate market in Hanzhong
High Market Recognition	Awards received include: "3.15 Trustworthy Enterprise in China" by China Credibility Alliance and "Trustworthy Enterprise" by Shanxi Banking Association
Conservative Cap Structure	Insignificant amount of debt and no long term bank loans

中国汉广厦
CHINA HGS

Target Customer Profile

Occupation


5%
25%
50%
20%
Gov. Staff
Company Staff
Self Employer
Farmer

Region


20%
10%
40%
30%
Farmer
Seasonal worker
Local residents
Residents nearby

Age


10%
10%
80%
Under 35
35-50
Over 50

Payment


30%
70%
Self-owned Capital
Mortgage Loan

Marketing Strategies

Key Marketing Strategies

Advance sales

- Pre sale of units when new buildings made available for trading

Internal improvement

- Enhanced designs for residential areas
- Supporting infrastructure (roads, heating system, schools and hospitals)

Other Marketing Initiatives

Advertisements

- Television, newspaper, broadcasting, etc, rarely used

Sales promotion

- Interest concessions, preferential offers and non-periodical lucky draws

Agents

- For large-scale development of buildings, a professional corporate agent is engaged
- Improve sales and enhance brand influence

中国汉广厦
CHINA HGS

Experienced Management Team

Zhu Xiaojun, President, CEO and Chairman

- More then 20 years experience in the real estate industry in China and a well-known leader in the industry
- Rated as one of “Top 100 Management Elites in China’s Building Industry 2005”

Ma Haizhu, Deputy General Manager

- Solid background in China’s construction and real estate industry
- Management experience in state-owned enterprises and government agencies

Shi Jiachuan, Manager of Marketing

- Significant sales experience in the real estate development industry

Li Shumin, Manager of Engineering

- Over 20 years of engineering work experience and 10 years of management experience
- Strong technical and consulting skills

Luo Shenghui, Manager of Finance

- Over 15 years of accounting and finance background with 10 years of management experience

Growth Strategy

Large-scale Real Estate Development

- Enormous market opportunity
- Very low land acquisition cost

Strict Cost Control

- Long term construction partners
- Supervision system
- Efficient sales expenses

Product Innovation

- Design
- Project management
- Heating Services

Pricing strategy

- High quality
- Moderate pricing
- Targeting middle income group

HGS Goal

To become the leading residential property developer focused on China's Tier III cities

Strong Revenue Growth


40
30
20
10
0
$US Million
$12.3
$22.2
$26.4
2007
2008
2009E

中国汉广厦 CHINA HGS

Attractive Net Income Growth



$US Million
15
10
5
0
$4.9
$8.3
$10.0
2007
2008
2009E

中国汉广厦
CHINA HGS

Selected Income Statement

	Six Months Ended June 30, (Unaudited)		Fiscal Year Ended December 31,	
	2009	2008	2008	2007
Real estate sales, net of sales taxes	901,029	6,906,700	22,244,647	12,298,142
Gross profit	292,051	3,448,778	10,258,874	5,844,547
Operating income (loss)	-79,135	3,229,142	8,608,569	5,115,362
Net income (loss)	-133,558	3,188,836	8,337,496	4,864,329

中国汉广厦 CHINA HGS

Selected Balance Sheet

	June 30, 2009 (Unaudited)	December 31, 2008
ASSETS		
Current assets:		
Cash & cash equivalents	$351,681	$425,692
Restricted cash	629,617	668,256
Real estate property development completed	8,304,460	8,924,353
Real estate property under development	28,941,185	25,343,311
Total current assets	44,105,155	36,176,536
Property, plant and equipment, net	675,532	736,841
Total Assets	$44,780,687	$36,913,377
LIABILITIES AND SHAREHOLDERS' EQUITY		
Total current liabilities	22,408,180	14,380,249
Total shareholders' equity	22,372,507	22,533,128
Total Liabilities and Shareholders' Equity	$44,780,687	$36,913,377

Investment Highlights

- Rapidly growing real estate market in the tier II and tier III cities in China
- Strong project pipelines under development and planning with 398,438 GFA
- Largest property developer in Hanzhong (3.8 m population)
- Standardized, scalable model that emphasizes rapid asset turnover, efficient capital management and strict cost control
- Experienced management team
- Strong financial position



Contact

Contact Information

China HGS Real Estate Inc.

Mr. Ran Xiong, Deputy GM
China HGS Real Estate Inc.
Tel: +86-916-2622612
Email: xr968@163.net

Independent Auditor:
Bagell, Josephs, Levine & Company, LLC

Legal Counsel:
Anslow & Jaclin, LLP

Investor Relations

CCG Investor Relations

Crocker Coulson, President
Tel: +1-646-213-1915
Email: crocker.coulson@ccgir.com